SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 31st day of July, 2006.

AMONG:

WKB BETEILIGUNGSGESELLSCHAFT MBH, a company duly formed under the laws of Germany, with its principal office at Koesterstrasse 1a, 47053 Duisburg, Germany

(hereinafter called "WKB")

OF THE FIRST PART

AND:

CRYSTALWOOD HOLDINGS LTD., a company duly formed under the laws of the Bahamas, with an address at Goodman’s Bay Corp. Centre , West Bay Street, PO Box N-3015, Nassau, Bahamas

(hereinafter called “Crystalwood”)

OF THE SECOND PART

AND:

GA COMPUTER SCIENCES INC., a corporation duly formed under the laws of Nevada with its principal office at 349 – 6540 East Hastings Street, Burnaby, BC V5B 4Z5

(hereinafter called the "Purchaser")

OF THE THIRD PART

AND:

VITAVEA AG, a company with limited liability duly formed under the laws of Germany with its principal office at Pascalstrasse 5, D-47506 Neukirchen-Vluyn, Germany

(hereinafter called the "Company")

OF THE FOURTH PART

AND:

PETER J. HOYLE and LINA ZHOU of 349 – 6540 East Hastings Street, West Vancouver, British Columbia, Canada V7S 1N9

(hereinafter called the "Principal Shareholders")

OF THE FIFTH PART

WHEREAS:

A. The Purchaser has offered to purchase all of the issued and outstanding shares of the Company;

B. The Vendors (as that term is defined below) have agreed to sell to the Purchaser all of the issued and outstanding shares of the Company held by the Vendors on the terms and conditions set forth herein;

C. In order to induce the Vendors to sell the shares of the Company to the Purchaser, the Principal Shareholders have agreed to sell and transfer to the Vendors certain shares of the Purchaser;

D. In order to record the terms and conditions of the agreement among them the parties wish to enter into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to the Vendors and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

1. INTERPRETATION

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

(a)	"Business" means the business in which the Company is engaged, namely:

(i) manufacture, marketing, distribution and sale of nutritional supplements; and

(ii) any other enterprise that is directly related to the foregoing.

(b)

"Closing Date" means the fifth business day following the day on which the Company delivers the financial statements referred to in Article 5 to the Purchaser or such other date as may be mutually agreed upon by the parties hereto but in any event not more than 60 days from the date of this Agreement.

(c)	"Company Audited Financial Statements" means those audited financial statements of the Company, as at December 31, 2005, which are attached as Schedule "A-1" hereto.

(d)	“Company Financial Statements” means, collectively, the Company Audited Financial Statements and Company Unaudited Financial Statements.

(e)	“Company Loans” means those financial obligations, loans or other indebtedness owed to the Company and set out in Schedule “K” hereto.

(f)	“Company Products” means those products of the Company which are listed in Schedule “C” hereto.

(g)	"Company Shares" means the 50,000 shares of the Company legally and beneficially owned by the Vendors.

(h)	“Company Unaudited Financial Statements” means those unaudited financial statements of the Company, as at April 30, 2006, which are attached as Schedule "A-2" hereto.

(i)	“Patents” means the patents and patent applications described in Schedule “I“ hereto.

(j)

"Principal Shares" means the 40,650,000 presently issued restricted shares in the common stock of the Purchaser held by the Principal Shareholders to be transferred to WKB as described in paragraph 2.4.

(k)

"Purchaser Audited Financial Statements" means those audited financial statements of the Purchaser as at October 31, 2005, filed with the United States Securities and Exchange Commission on January 30, 2006.

(l)	"Purchaser Financial Statements" means, collectively, the Purchaser Audited Financial Statements and the Purchaser Unaudited Financial Statements.

(m)	"Purchaser Shares" means those fully paid and non-assessable shares in the common stock of the Purchaser to be issued by the Purchaser to the Vendors as set out in Article 2.

(n)

“Purchaser Unaudited Financial Statements” means those unaudited financial statements of the Purchaser as at April 30, 2006, filed with the United States Securities and Exchange Commission on June 14, 2006.

(o)	“Securities Act” means the United States Securities Act of 1933.

(p)	“Vendors” means, collectively, WKB and Crystalwood, and “Vendor” means any one of the Vendors.

1.2 All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

1.3 The following schedules are attached to and form part of this Agreement:

Schedule A-1 – Company Audited Financial Statements
Schedule A-2 – Company Unaudited Financial Statements
Schedule B – (Reserved) Schedule C – Company Products
Schedule D – Employment, Service & Pension Agreements of the Company
Schedule E – Real Property & Leases of the Company
Schedule F – (Reserved)
Schedule G – Company Litigation
Schedule H – Purchaser Litigation
Schedule I – Patents, Trademarks, Trade Names and Copyrights of the Company
Schedule J – Agreement and Deed of Transfer

Schedule K – Loans and Other Indebtedness Owed to the Company

2. SHARE EXCHANGE AND PURCHASE OF SHARES

2.1 The Vendors hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from the Vendors, the Company Shares.

2.2 In consideration for the sale of the Company Shares by the Vendors to the Purchaser, the Purchaser shall allot and issue to the Vendors, or their nominees, the Purchaser Shares.

2.3 The total number of Purchaser Shares to be allotted and issued by the Purchaser to the Vendors, or their nominees, shall be 34,350,000 shares, which shares shall be allotted and issued to the Vendors, or their nominees, in the following proportions:

Name of Vendor	No. of Purchaser Shares
WKB	31,258,500
Crystalwood	3,091,500

2.4 In addition to allotting and issuing the Purchaser Shares to the Vendors, the Purchaser shall pay to WKB the sum of EUR 300,000 (the “Deposit”) on or before August 15, 2006.

In the event that the transactions contemplated in this Agreement do not close due to the default, non-fulfilment or non-performance by WKB of any of its duties or obligations under this Agreement or due to the breach by WKB of any of the representations, warranties or acknowledgements made by it in this Agreement, WKB shall repay the full amount of the Deposit to the Purchaser. In the event that the transactions contemplated in this Agreement do not close for any reason other than the default, non-fulfilment or non-performance by WKB of any of its duties or obligations under this Agreement or the breach by WKB of any of the representations, warranties or acknowledgements made by it in this Agreement, WKB shall be entitled to retain the Deposit.

2. 5 As further consideration for the Vendors entering into this Agreement and completing the sale of the Company Shares to the Purchaser, the Principal Shareholders agree to transfer the Principal Shares (40,650,000 shares in the common stock of the Purchaser) to WKB on the Closing Date at and for an aggregate price of US $10,000.

2. 6 The Vendors acknowledge that the Purchaser Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Vendors in accordance with Regulation S of the Securities Act. Any certificates representing the Purchaser Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S,

PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF WKB AND THE COMPANY

WKB and the Company jointly and severally covenant with and acknowledge, represent and warrant to the Purchaser and the Principal Shareholders as follows, and acknowledge that the Purchaser and the Principal Shareholders are relying upon such covenants, acknowledgements, representations and warranties in connection with the purchase by the Purchaser of the Company Shares and the transfer by the Principal Shareholders of the Principal Shares:

3.1 The Company has been duly incorporated and organized, is a validly existing company with limited liability and is in good standing under the laws of Germany; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a company with limited liability to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its business plan.

3.2 The total share capital of the Company consists of 50,000 shares, with a nominal value of € 50,000, all of which shares are issued and outstanding.

3.3 WKB is the legal, beneficial and recorded owner of the following Company Shares, and has good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever:

Name of Vendor	No. of Company Shares
WKB	45,500

3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from WKB of any of the Company Shares.

3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

3.6 The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7 The Company will not, without the prior written consent of the Purchaser, issue any additional shares or ownership interest in the Company from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company or ownership interest in the Company.

3.8 The Company is not a party to or bound by any guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

3.9 The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

3.10 The Company Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Company as at the date thereof and there will not be, prior to the Closing Date, any material increase in the liabilities of the Company other than increases arising as a result of carrying on the Business in the ordinary and normal course.

3.11 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Vendors may be a party.

3.12 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Company and WKB, result in the violation of any law or regulation of Germany or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the Company or the Business may be subject.

3.13 This Agreement has been duly authorized, validly executed and delivered by the Company and WKB.

3.14 The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

3.15 Except in connection with the real property leases described on Schedule D hereto, no capital expenditures in excess of $5,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser.

3.16 Except as disclosed in the Schedules hereto, the Company is not a party to any written or oral employment, service, consulting or pension agreement, and, the Company does not have any employees or consultants who cannot be dismissed on not more than one months notice without further liability.

3.17 Except as disclosed in the Schedules hereto, the Company does not have outstanding any bonds, debentures, mortgages, notes, loans or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except liabilities incurred in the ordinary course of business.

3.18 Except as disclosed in the Schedules hereto, the Company is not the owner or lessee of, and is not under any agreement to own or lease, any real property.

3.19 Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements and all rights to manufacture and market the products described in Schedule “C” hereto, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.20 The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of the Company and WKB, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.21 The Company does not have any outstanding material agreements, contracts or commitments, whether written or oral, of any nature or kind whatsoever, including, but not limited to, employment, service, consulting or pension agreements, other than those agreements expressly listed in the Schedules hereto or otherwise expressly disclosed in this Agreement.

3.22 Except as provided in the Schedules hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor WKB are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.23 The Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there are no facts, which, after notice or lapse of time or both, that would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

3.24 The Company has the right to use all of the intellectual property necessary to conduct the Business, including, but not limited to, the patents, trademarks, trade names and copyrights both domestic and foreign, set out in the Schedules hereto.

3.25 To the best of the knowledge of the Company and WKB, the conduct of the Business does not infringe upon the patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

3.26 To the best of the knowledge of the Company and WKB, the Company is conducting, and will conduct, the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is, or will be, carried on, the Company is not in material breach of any such laws, rules or regulations and is, or will be on the Closing Date, fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on, or proposes to carry on, the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.27 All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

3.28 Except as disclosed in the Company Financial Statements and the Schedules hereto, and except for salaries incurred in the ordinary course of business since the date thereof, the Company has no loans or indebtedness outstanding which have been made to or from directors, former directors, officers, shareholders and employees of the Company or to any person or corporate body not dealing at arm's length with any of the foregoing, and will not, prior to closing, pay any such indebtedness unless in accordance with budgets agreed in writing by the Purchaser.

3.29 The Company has made full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or WKB.

3.30 There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Company Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.31 The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this Agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.32 The directors and officers of the Company are as follows:

Name	Position
Roger Liere	Managing Director
Guenter Doelcken	Member of the Supervisory Board
Dr. Harald Kapell	Member of the Supervisory Board
Walter Krahl	Member of the Supervisory Board

3.33 WKB is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Purchaser Shares or the Principal Shares for the account or benefit of such a U.S. Person.

3.34 WKB represents and warrants to the Purchaser that it is acquiring the Purchaser Shares and the Principal Shares for investment purposes only, with no present intention of dividing its interest with others or reselling or otherwise disposing of any or all of the Purchaser Shares or the Principal Shares.

3.35 WKB was not in the United States at the time the offer to acquire the Purchaser Shares and the Principal Shares was received it.

4. COVENANTS, REPRESENTATIONS AND WARRANTIES OF CRYSTALWOOD

Crystalwood covenants with and acknowledges, represents and warrants to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, acknowledgements, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

4.1 Crystalwood is the legal, beneficial and recorded owner of the following Company Shares, and has good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever:

Name of Vendor	No. of Company Shares
Crystalwood	4,500

4.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from Crystalwood of any of the Company Shares.

4.3 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Crystalwood, result in the violation of any law or regulation of any states in which Crystalwood is resident.

4.4 This Agreement has been duly authorized, validly executed and delivered by Crystalwood.

4.5 Crystalwood is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Purchaser Shares for the account or benefit of such a U.S. Person.

4.6 Crystalwood represents and warrants to the Purchaser that it is acquiring the Purchaser Shares for investment purposes only, with no present intention of dividing its interest with others or reselling or otherwise disposing of any or all of the Purchaser Shares.

4.7 Crystalwood was not in the United States at the time the offer to acquire the Purchaser Shares was received it.

5. COVENANTS, REPRESENTATIONS AND WARRANTIES

OF THE PURCHASER AND THE PRINCIPAL SHAREHOLDER

The Purchaser and the Principal Shareholders covenant with and represent and warrant to the Vendors and the Company as follows and acknowledge that the Vendors are relying upon such covenants, representations and warranties in entering into this Agreement:

5.1 The Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it is a reporting issuer under the United States Securities Exchange Act of 1934 and is in good standing with respect to all filings required to be made under such statutes with the United States Securities and Exchange Commission; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

5.2 The authorized capital of the Purchaser consists of 750,000,000 shares of common stock with a par value of $0.001 per share, of which 73,775,000 shares are currently issued and outstanding as fully paid and non-assessable. Upon completion of the transactions set out in paragraphs 2.1 through 2.4 of this Agreement, the Purchaser will have 108,125,000 shares of common stock issued and outstanding, of which the Vendors will be the legal or beneficial owner of 75,000,000 shares.

5.3 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Purchaser.

5.4 The Purchaser will not, without the prior written consent of the Vendors, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Purchaser.

5.5 The directors and officers of the Purchaser are as follows:

Name	Position
Peter J. Hoyle	Director, CEO, CFO, President,
Secretary and Treasurer

John Boschert	Director

5.6 The Purchaser Audited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as at the date thereof.

5.7 The Purchaser Unaudited Financial Statements present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Purchaser as of the date thereof and there will not be, prior to the Closing Date, any material increase in the liabilities of the Purchaser.

5.8 There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser from the date of the Purchaser Unaudited Financial Statements to the Closing Date except as may be disclosed by the Purchaser in Current Reports on Form 8-K filed with the United States Securities and Exchange Commission.

5.9 The Purchaser has made full disclosure to the Vendors of all material aspects of the Purchaser's business and has made all of its books and records available to the representatives of the Vendors in order to assist the Vendors in the performance of its due diligence searches and no material facts in relation to the Purchaser's business have been concealed by the Purchaser.

5.10 The Purchaser is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

5.11 Except as disclosed in the Schedules attached hereto, there are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), pending or threatened against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

5.12 The Purchaser's common shares are quoted on the NASD OTC Bulletin Board and the Purchaser is not in breach of any regulation, by-law or policy of, or any of the terms and conditions of its quotation on the NASD OTC Bulletin Board applicable to the Purchaser or its operations.

5.13 The Purchaser does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

5.14 The Purchaser does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

5.15 The business of the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendors.

5.16 No liability, cost or expense will be incurred or payable by the Purchaser in connection with the disposition of any of its properties.

5.17 No capital expenditures in excess of $5,000 have been made or authorized by the Purchaser since the date of the Purchaser Audited Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Purchaser after the date hereof and up to the Closing Date without the prior written consent of the Vendors.

5.18 The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser.

5.19 The Purchaser has good and marketable title to its properties and assets as set out in the Purchaser Audited Financial Statements and such properties and assets are not subject to any mortgages, pledges, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

5.20 The Corporate Charter, Articles of Incorporation and Bylaws and any other constating documents of the Purchaser in effect with the appropriate corporate authorities as at the date of this Agreement will not have been materially changed as at the Closing Date.

5.21 There are no material liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this Agreement, other than liabilities which may be reflected on the Purchaser Audited Financial Statements, liabilities disclosed or referred to in this Agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Purchaser Audited Financial Statements, none of which has been materially adverse to the nature of the Purchaser's business, results of operations, assets, financial condition or manner of conducting the Purchaser's business.

5.22 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party.

5.23 The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of the United States or the State of Nevada or of any local government bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject.

5.24 This Agreement has been duly authorized, validly executed and delivered by the Purchaser.

5.25 The Purchaser has no contracts with any officers, directors, accountants, lawyers or others which cannot be terminated with not more than one month's notice.

5.26 No agreement has been made with Purchaser in respect of the purchase and sale contemplated by this Agreement that could give rise to any valid claim by any person against the Company or the Vendors for a finder's fee, brokerage commission or similar payment.

5.27 The Principal Shares are owned by the Principal Shareholders as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

5.28 Upon the receipt by the Purchaser of the Company Shares from the Vendors, the Purchaser Shares to be issued by the Purchaser to the Vendors will be validly issued, fully paid and non-assessable shares in the common stock of the Company.

6. ACTS IN CONTEMPLATION OF CLOSING

6.1 The Company covenants and agrees with the Purchaser and the Principal Shareholders to, prior to or on the Closing Date, deliver to the Purchaser those audited and unaudited financial statements of the Company as are required by Item 310 of Regulation SB of the United States Securities and Exchange Commission in order to permit the Purchaser to make the United States Securities and Exchange Commission filings required in respect of the purchase and sale of the shares of the Company in accordance with this Agreement, including, but not limited to, annual financial statements for the year ended December 31, 2005, prepared in accordance with United States Generally Accepted Accounting Procedures (“US GAAP”) and audited in accordance with PCAOB audit standards, and unaudited interim financial statements for the period ended July 31, 2006, prepared in accordance with US GAAP.

7. CONDITIONS OF CLOSING

7.1 All obligations of the Purchaser under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The respective representations and warranties of the Vendors and the Company contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and signed under seal by the Vendors and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transactions herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3, 4 and 5 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

(b)

the Company shall have caused to be delivered to the Purchaser either a certificate of an officer of the Company or, at the Purchaser's election, an opinion of legal counsel acceptable to the Purchaser's legal counsel, in either case, in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

(i)

the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

(ii)

the Company has been duly incorporated, organized and is validly existing under the laws of Germany, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

(iii)	the issued and authorized capital of the Company is as set out in this Agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

(iv)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

(v)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of Germany , and, in particular but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Vendors and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of Germany or of any other country or state in which a Vendors are resident or the Company carries on business;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favorable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

(d)	No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

(e)	The Company shall have delivered to the Purchaser those financial statements of the Company specified in paragraph 6.1 hereof.

(f)	The total liabilities of the Company will not, on the Closing Date, exceed $500,000.

(g)	All amounts due and owing to the Company under the Company Loans shall be paid or repaid to the Company on or before the Closing Date.

7.2 In the event any of the foregoing conditions contained in paragraph 7.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this Agreement by written notice to the Vendors and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions.

7.3 All obligations of the Vendors under this Agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

(a)

The representations and warranties of the Purchaser contained in this Agreement or in any Schedule hereto or certificate or other document delivered to the Company and the Vendors pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule or certificate is given, and the Vendors shall have received on the Closing Date a certificate dated as of the Closing Date, in a form satisfactory to the Vendors and signed under seal by two senior officers of the Purchaser, to the effect that such representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificate and the closing of the transaction herein provided for shall not be a waiver of the representations and warranties contained in Article 4 or in any Schedule hereto or in any certificate or document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Vendors.

(b)

The Purchaser shall have caused to be delivered to the Vendors either a certificate of an officer of the Purchaser or, at the Vendors’ election, an opinion of legal counsel acceptable to counsel to the Vendors, in either case, in form and substance satisfactory to the Vendors, dated as of the Closing Date, to the effect that:

(i)

the Purchaser has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to all filings with the appropriate corporate authorities in Nevada and with respect to all annual and quarterly filings with the United States Securities and Exchange Commission;

	(ii)	the issued and authorized capital of the Purchaser is as set out in this Agreement and all issued shares have been validly issued as fully paid and non-assessable;

(iii)

all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Purchaser Warrants to be duly and validly issued to the Vendors and the Purchaser Shares to be duly and validly allotted and issued to and registered in the name of the Vendors;

(iv)

the consummation of the purchase and sale contemplated by this Agreement, including, but not limited to, the issuance and delivery of the Purchaser Shares to the Vendors, in consideration of the purchase of the

Company Shares from the Vendors, will not be in breach of any laws of Nevada and, in particular, but without limiting the generality of the foregoing, the execution and delivery of this Agreement by the Purchaser has not breached, and the consummation of the purchase and sale contemplated hereby will not be in breach of, any securities laws of the United States of America;

and, without limiting the generality of the foregoing, that all corporate proceedings of the Purchaser, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Company, are material in connection with the transaction of purchase and sale contemplated by this Agreement, have been taken or are otherwise favorable to the completion of such transaction.

(c)

At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, financial condition or business (financial or otherwise) of the Purchaser from that shown on or reflected in the Purchaser Audited Financial Statements.

7.4 In the event that any of the conditions contained in paragraph 7.3 hereof shall not be fulfilled or performed by the Purchaser at or before the Closing Date to the reasonable satisfaction of the Vendors then the Vendors shall have all the rights and privileges granted to the Purchaser under paragraph 7.2, mutatis mutandis.

8. CLOSING ARRANGEMENTS

8.1 The closing shall take place on the Closing Date at the offices of WKB at Koesterstrasse 1a, 47053 Duisburg, Germany, or at such other time and place as the parties may mutually agree.

8.2 On the Closing Date, upon fulfilment of all the conditions set out in Article 6 which have not been waived in writing by the Purchaser or by the Vendors, as the case may be, then:

(a)	the Vendors shall deliver to the Purchaser:

(i)

the Agreement and Deed of Transfer in the form attached as Schedule “J” hereto and such other documents as may be necessary to record the transfer of the Company to the Purchaser in the appropriate commercial registry;

	(ii)	the certificates and officer's certificate or opinion referred to in paragraph 6.1; and

	(iii)	evidence satisfactory to the Purchaser and its legal counsel of the completion by the Company and the Vendors of those acts referred to in paragraph 5.1.

(b)	the Vendors and the Company shall cause the Company Shares to be transferred into the name of the Purchaser, or its nominee, to be duly and regularly recorded in the books and records of the Company;

(c)	the Purchaser shall issue, execute and deliver to the Vendors:

(i)

certificates representing the Purchaser Shares duly endorsed with legends, acceptable to the Purchaser's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States or any state, including, but not limited to, the non- transferability of such shares for a period of one year from the Closing Date;

	(ii)	the certificates and officer's certificate or opinion referred to in paragraph 6.3;

	(iii)	sequential resignations and directors resolutions such that the following will have been appointed directors and/or officers of the Purchaser immediately following closing:

Name	Position

Roger Liere	Director & President
John Boschert	Director, Secretary & Treasurer

(iv)

all agreements, deeds or other documents (including but not limited to a power of attorney) which are necessary to register the transfer of the Company from the Vendors to the Purchaser in the appropriate commercial registry;

(d)	The Principal Shareholder shall deliver to the Vendors the certificates representing all the Principal Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all applicable security transfer taxes paid.

9. GENERAL PROVISIONS

9.1 Time shall be of the essence of this Agreement.

9.2 This Agreement contains the whole agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this Agreement.

9.3 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Purchaser may not assign this Agreement without the consent of the Company which consent may be withheld for any reason whatsoever.

9.4 Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other parties hereto in accordance with the foregoing.

9.5 This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

9.6 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

9.7 No claim shall be made by the Company or the Vendors against the Purchaser, or by the Purchaser against the Company or the Vendors, as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to such party exceeds $5,000.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

WKB BETEILIGUNGSGESELLSCHAFT MBH	CRYSTALWOOD HOLDINGS LTD.

/s/ Walter Krahl	/s/ Leon Nowek
Per: Walter Krahl,	Per: Leon Nowek,
Managing Director	President

VITAVEA AG	GA COMPUTER SCIENCES INC.

/s/ Roger Liere	/s/ Peter J. Hoyle
Per: Roger Liere,	Per: Peter J. Hoyle,
Sole Managing Director	President, Secretary and Treasurer

SIGNED, SEALED AND DELIVERED
BY PETER J. HOYLE
in the presence of:

/s/ Peter J. Hoyle
Signature of Witness	PETER J. HOYLE

Name

Address

SIGNED, SEALED AND DELIVERED
BY LINA ZHOU
in the presence of:

/s/ Lina Zhou
Signature of Witness	LINA ZHOU

Name

Address

SCHEDULE "A- 1"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

COMPANY AUDITED FINANCIAL STATEMENTS

DWP Aktiengesellschaft

VitaVea AG December 31, 2005

Independent Auditor's Report

Board of Directors
VitaVea AG

We have audited the accompanying balance sheet of VitaVea AG as of December 31, 2005 and the related statements of income, partner's capital and cash flows for twelth-month period then ended. These financial statements are the responsibility of VitaVea AG management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and ISA. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of VitaVea AG as of December 31, 2005 and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America

July 7, 2006
Düsseldorf, FRG

DWP Aktiengesellschaft
Wirtschaftsprüfungsgesellschaft

WIRTSCHAFTSPRÜFUNGS-GESELLSCHAFT SIEGEL

D[illegible]beck
Wirtschaftsprüfer

R. Wagner
Wirtschaftsprüfer

- 1 -

DWP Akitengesellschaft
VitaVea AG December 31, 2005

Balance Sheet

VitaVea AG
Neukirchen-Vlyn
FRG

December 31, 2005

AKTIVA

	2005 Euro	2004 Euro
Current assets		
Cash & cash equivalents	162.318,20	5.769,43
Accounts receivables	0,00	223,52
Other receivable	915.505,87	5.182,96
Inventories	31.950,00	15.000,00
Other current assets and prepaid expenses	0,00	176,09
Total current assets	1.109.774,07	26.352,00
Noncurrent assets		
Property, plant and equipment	634,00	0,00
Intangible assets	22.915,75	0,00
Total noncurrent assets	23.549,75	0,00
Deficit not covered by equity	572.352,34	0,00
Total assets	1.705.676,16	26.352,00

PASSIVA

	Euro	2005 Euro	2004 Euro
Current liabilities			
Accounts payable		87.164,90	154,97
Other accrued liabilities		7.000,00	7.000,00
Other current liabilities		15.511,26	10.820,38
Total current liabilities		109.676,16	17.975,35
Long-term liabilities			
Long term debt		1.596.000,00	0,00
Total long term liabilities		1.596.000,00	0,00
Stockholders' equity			
Common stock		50.000,00	50.000,00
Retained earnings		622.352,34-	41.623,35-
Deficit non covered	572.352,34		0,00
Total stockholders' equity		0,00	8.376,65
Total stockholders' equity and liabilities		1.705.676,16	26.352,00

- 2 -

DWP Aktiengesellschaft

VitaVea AG December 31, 2005

Statements of Income
For the Twelth Months Ended December 31, 2005

Vita Vea
Neukirchen-Vlyn
FRG

	2005 Euro	2004 Euro
Sales revenue	1.145,55	9.661,28
Costs of goods sold	464,25	22.329,95
Gross margin	681,30	12.668,67-
Other operating expenses	577.461,21	28.735,21
Operating loss	576.779,91-	41.403,88-
Interest income	11.364,46	0,00
Interest expense	15.308,28	219,47
Loss before taxes	580.723,73	41.623,35
Provision for income taxes	5,26	0,00
Net Loss	580.728,99-	41.623,35-

- 3 -

DWP Aktiengesellschaft
VitaVea AG December 31, 2005

VitaVea AG
Notes to Financial Statements

Summary of Significant Accounting and Reporting Policies

Organization

The VitaVea AG was organized as a Geman Corporation on March 31, 2004.

Nature of Operations

The company has specialised in the production and sale of food supplements. Additionaly VitaVea AG owns a patent for a blood sugar controlling drug. The company will start the activities to get an approval by the FDA for this product in 2006. VitaVea AG is also planning to invest in other companies in the market of food supplement and so called wellness products.

Basis of Presentation

VitaVea AG policy is to prepare its financial statements in accordance with generally accepted accounting principles. Accordingly, the accompanying financial statements are prepared upon the accrual basis.

Cash & Cash Equivalents

For purposes of reporting cash flows, VitaVea AG, considers cash and in bank and short term investments with a maturity ot three months or less to be cash equivalents.

- 6 -

DWP Aktiengesellschaft
VitaVea AG December 31, 2005

Inventories

The value of inventories is based on historical costs.

Noncurrent Liabilities

The Noncurrent liabilities consist of about 130 loans given by different investors. The interest on the loans is calculated as a fixed rate of 4 % and an additional participation on the annual profit. The loan agreements are legally set up as a so called "Partiarisches" Loan. This implies that in a crisis situation the loans will be considered as equity.

Use of Estimates

In preparing these financial statements management has utilized estimates, including but not limited to the collect ability of accounts receivable, valuation of investments, determination of accrued liabilities, an accumulated depreciation and amortization. These estimates are based upon management's best knowledge, beliefs and experience. There will usually be differences between estimates and actual results, as circumstances and events change over time, and some of these differences may be material

Income Taxes

The company is subject to the german federal corporation tax (Körperschaftsteuer) an to the local trade tax (Gewerbesteuer). Due to the encountered loss in 2004 and 2005 the income tax expenses for 2005 are 0,00 EUR.

The Corporation´s net operating loss carry forward is valid for taxation and does not expire.

- 7 -

SCHEDULE "A- 2"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

COMPANY UNAUDITED FINANCIAL STATEMENTS

Sheet 1

Financial Statement
Vitavea AG
Neukirchen-Vluyn
Dated
April 30, 2006

ASSETS				LIABILITIES

	Euro		Euro	Euro

A. Capital Assets		A. Capital and Surplus
I. Intangible fixed assets		I. Share capital		50,000.00
1. Licenses, industrial property rights
and similar rights and values and
licenses to such rights and values	21,874.13	II. Accumulated deficit		-622,352.34

II. Fixed assets		III. Annual deficit		-838,329.45
1. Other assets plant and		Deficit not covered by surplus		1,410,681.79
office equipment	12,064.82

B. Current Assets		Book capital and reserves		0.00

I. Inventory		B. Accruals
1. Finished goods and products	31,950.00	1. Other accruals		17,000.00
II. Receivables and other assets		C. Liabilities
1. Other assets	181,279.29	1. Accounts payable	293,386.62
		- thereof with a residual
		term of up to one year
		Euro 293,386.62
		2. Other liabilities	1,615,880.97	1,909,267.59
		- thereof from taxes
		- Euro 1,915.37
Amount carried over	247,168.24	Amount carried over		1,926,267.59

Sheet 2

Financial Statement
Vitavea AG
Neukirchen-Vluyn
Dated
April 30, 2006

ASSETS			LIABILITIES

	Euro	Euro	Euro

Amount carried over	247,168.24	Amount carried over	1,926,267.59
III. Cash on hand, German Central		- thereof in the social
Bank balance of cash, balances at		security context
credit institutions and cheques	268,417.56	Euro 2,864.23
		- thereof with a residual
C. Deficit not covered		term of up to one year

by surplus	1,410,681.79	Euro 1,615,880.97

	1,926.267.59		1,926,267.59

Sheet 3

PROFIT AND LOSS STATEMENT from 01/01/2006 to 30/04/2006

Vitavea AG
Neukirchen-Vluyn

	Euro	Euro
1. Turnover		180.86

2. Purchases (cost of materials)
a) Expenditures for raw materials,
auxiliary supplies, operating materials
and for purchased goods		222.76

3. Personnel expenditures
a) Wages and Salaries	13,784.85
b) Payroll deductions and expenditures
for old-age and other benefits	5,590.41	19,375.26

4. Depreciation and amortization
a) of intangible fixed assets of the capital
assets and fixed assets as well as
capitalized expenditures for the start -up
and expansion of the business		1,562.62

5. Other operating expenditures		824,271.66

6. Other interest and similar income		12,600.02

7. Interest and similar expenditures		5,382.53

8. Operating result		-838,033.95

9. Other taxes		295.50

10. Annual deficit		838,329.45

Sheet 4

STATEMENT OF ACCOUNTS Financial Statement dated 30/04/2006

Vitavea AG
Neukirchen-Vluyn

ASSETS
		Euro	Euro
Account no.	Account name

	Licenses, industrial property rights
	and similar rights and values and
	licenses to such rights and values
140	Licenses for industrial property rights		21,874.13
	Other assets, furniture and office
	equipment
560	Other means of transport	9,750.00
650	Office furniture	2,128.18
670	Low value fixed assets up to Euro 410	186.64	12,064.82

	Finished products and goods
1100	Finished products and goods		31,950.00

	Other assets
1300	Other assets	37,281.83
1341	Receivables from employees (up to	1,200.00
	one year)
1350	Security deposits	4,978.37
1405	VAT refund 16%	131,534.73
1470	Transit items	666.00
3300	Accounts payable	5,645.32
3801	Sales tax 7%	-1.54
3805	VAT 16%	-25.42	181,279.29

	Cash balance, German Central Bank
	credit balance, credit balances at
	credit institutions and cheques
1600	Cash on hand	8,479.67
1800	Commerzbank 434 01	25,088.13
1810	Commerzbank 434 00	234,849.76	268,417.56

	Deficit not covered by surplus

	Capital deficit		1,410,681.79

	Total Assets		1,926,267.59

Sheet 5

STATEMENT OF ACCOUNTS Balance Statement dated 30/04/2006

Vitavea AG
Neukirchen-Vluyn

LIABILITIES
		Euro	Euro
Account no.	Account name

	Share capital
2900	Share capital		50,000.00

	Accumulated deficit
2978	Accumulated deficit before
	appropriations		-622,352.34

	Annual deficit
	Annual deficit		-838,329.45

	Deficit not covered by surplus
	Capital deficit		1,410,681.79

	Other accruals
3070	Other accruals	15,000.00
3095	Accruals for financial statement and	2,000.00	17,000.00
	audit

	Accounts payable
3300	Accounts payable		293,386.62

	Thereof with a residual term of up to
	one year Euro 293,386.62
3300	Accounts payable

	Other liabilities
3500	Other liabilities	33,101.37
3502	Crystalwood Holding Ltd. liability	1,578,000.00
3730	Wage and church tax liability	1,915.37
3740	Social security liability	2,864.23	1,615,880.97
	Thereof for taxes Euro 1,915.37
3730	Wage and church tax liability
	Thereof for social security
	Euro 2,864.23
3740	Social security liabilities
	Thereof with a residual term of up to
	one year
	Euro 1,615,880.97
3500	Other liabilities
3502	Crystalwood Holding Ltd. liability
3730	Wage and church tax liability

3740	Social security liability
	Total Liabilities		1,926,267.59

Sheet 6

STATEMENT OF ACCOUNTS Profit and Loss Statement from 01/01/2006 to 30/04/2006

Vitavea AG
Neukirchen-Vluyn

Account no.	Account name	Euro	Euro
	Turnover
4300	Revenue 7% sales tax	21.96
4400	Revenue 16$ VAT	158.90	180.86
	Expenditures for raw materials,
	auxiliary supplies, operating
	materials and for purchased goods
5400	Incoming goods 16% input tax		-222.76
	Wages and Salaries
6000	Wages and Salaries	-10,506.68
6030	Temporary workers wages	-400.00
6035	Wage tax	-2,878.17	-13,784.85
	Payroll deductions and
	expenditures for old-age and other
	benefits
6110	Statutory social security expenditures		-5,590.41
	Depreciation and Amortization
	of intangible fixed assets of the
	capital assets and fixed assets as
	well as capitalized expenditures for
	the start-up and expansion of the
	business
6220	Depreciation and amortization of fixed		-1,562.62
	assets
	Other operational expenditures
6300	Other operational expenditures	-90.70
6310	Rent	-8,000.00
6420	Contributions	-967.07
6500	Vehicle leasing costs	-1,083.64
6520	Vehicle insurance	-827.68
6530	Vehicle operating costs	-190.65
6540	Vehicle repairs	-385.37
6600	Advertising expenses	-43,903.05
6640	Hospitality costs	-398.97
6663	Travel costs employees, driving costs	-1,209.10
6780	External work/ consulting	-8,000.00
6781	Professional fees / acquisition	-741,310.35
6800	Postage	-258.30
6805	Telephone	-33.59
6810	Fax and Internet costs	-159.40

6811	Fees Finanztreff	-46.55
	Amount to be carried over	-806,864.42	-20,979.78

Sheet 7

STATEMENT OF ACCOUNTS Profit and Loss Statement from 01/01/2006 to 30/04/2006

Vitavea AG
Neukirchen-Vluyn

Account	Account name	Euro	Euro
no.
	Amount carried over	-806,864.42	-20,979.78

	Other operational expenditures
6815	Office supplies	-451.52
6825	Professional fees	-16,570.00
6830	Bookkeeping costs	-200.00
6855	Bank charges	-185.72	824,271.66

	Other interest and similar income
7100	Other interest and similar income		12,600.02

	Interest and similar expenditures
7310	Interest expenditures for short -term		-5,382.53
	liabilities

	Other taxes

7685	Vehicle taxes		-295.50
	Annual deficit

	Annual deficit		-838,329.45

Financial Position April 2006

Vitavea AG

Vitavea AG, Explanations to the Financial Position April 2006

Liabilities and Shareholders' equity

Stockholders' equity

Provisions for other costs	50,000.00 €

Profit/loss carried forward and annual net profit

The loss carried forward amounts to	622,352.34 €
The transitory loss of the business year amounts to	838,329,45 €

Provisions for other costs	15,000.00 €

Provisions for legal and counselling costs and for financial accounting costs are shown.

Provisions for audit and examination	2,000.00 €

External and internal costs of preparing the annual accounts for 2005, as far as these are not yet paid for.

Liabilities towards suppliers	293,386.62 €

Liabilities are registered in suppliers accounts.
They mainly consist of liabilities from counselling agreements and marketing services.

Other Liabilities	33,101.37 €

Liabilities from "Other Operational Expenses" are shown.

Loans	1,578,000.00 €

A loan from Crystalwood Holding Ltd. is shown.

Liabilities from employment and church tax	1,915.37 €

Liabilities from the 04/2006 employment tax return are shown.

Liabilities social insurance	2,864.23 €

A liability of social insurance premiums for the month of 04/2006 is shown.

Vitavea AG, Explanations to the Financial Position April 2006

Explanations to the profit and loss account

Sales revenues 180.86 €

No substantial sales revenues were gained in the time of 01 – 04/2006.

Incoming goods 222.76 €

Just the incidental acquisition charges for the inventories are shown.

Wages and salaries 19,375.26 €

Employment expenses for 4 employees with gross wages and social insurance premiums are shown. Costs for the board of directors are included.

Other operational expenses 824,271.66 €

Various operational expenses are united as 'Other Operational Expenses'. In this respect we refer to the account statement of the profit and loss account.

The following expenses are in need of special explanation:

- Advertising expenses 43,903.05 €
  These comprise costs of advertising for the new product line.

- Fees sales department / acquisition 741,310.35 €
  These comprise costs of product development, new product design and distribution counselling.

Other interest and similar revenues 12,600.02 €

Interest on positive balances and short-term lending are shown.

Interest and similar expenditure 5,382.53 €

Interest for loans taken up are shown.

Other taxes 295.50 €

The tax for a motor vehicle is shown.

SCHEDULE “B”

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

(RESERVED)

SCHEDULE "C"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

COMPANY PRODUCTS

The nutritional supplements known as MENTAL VIT and MENTAL VIT Junior.

SCHEDULE "D”

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

EMPLOYMENT, SERVICE, CONSULTING & PENSION AGREEMENTS OF THE
COMPANY

1.	Consultancy Agreement between Vita Vea AG and Walter Krahl, dated August 29, 2005.

2.	Consultancy Agreement between Vita Vea AG and Armin Von Wuelfing, dated January 5, 2006.

SCHEDULE "E"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

REAL PROPERTY & LEASES OF THE COMPANY

1.	Office Sublease Agreement between Marc Aurel GmbH and Vita Vea AG, dated December 28, 2005 for the premises consisting of 80 m2 located at Pascalstr. 5, 47506 Neukirchen- Vluyn, Germany.

SCHEDULE "F"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

(RESERVED)

SCHEDULE "G"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

COMPANY LITIGATION

None.

SCHEDULE "H"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

PURCHASER LITIGATION

None.

SCHEDULE "I"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

PATENTS, TRADEMARKS, TRADE NAMES AND COPYRIGHTS OF THE COMPANY

Patents:

PATENT NUMBER	DATE OF PATENT APPLICATION	PATENT NAME
EP 0834 318 B	Jan. 10, 1997	Composition comprising chromium for controlling cellular glucose uptake

Trademarks:

GERMAN TRADE MARK NUMBER	REGISTRATION DATE	TRADE MARK
30410911.8	December 13, 2004	Word: “Vitavea”

SCHEDULE "J"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

AGREEMENT AND DEED OF TRANSFER

AGREEMENT AND DEED OF TRANSFER

THIS AGREEMENT AND DEED OF TRANSFER is dated for reference as of the ___ day of ___________, 2006.

BETWEEN:

WKB BETEILIGUNGSGESELLSCHAFT MBH, a company duly formed under the laws of Germany, with its principal office at Koesterstrasse 1a, 47053 Duisburg, Germany

(hereinafter called the "Transferor")

OF THE FIRST PART

AND:

GA COMPUTER SCIENCES INC.., a corporation duly formed under the laws of Nevada with its principal office at 349 – 6540 East Hastings Street, Burnaby, BC V5B 4Z5, Canada

(hereinafter called the "Transferee")

OF THE SECOND PART

THIS DOCUMENT WITNESSES THAT for value received, the receipt and sufficiency of which is hereby acknowledged, the Transferor DOES HEREBY assign to the Transferee all of the Transferor’s shares, rights and interests in VITAVEA AG, a limited liability company duly formed under the laws of the Federal Republic of Germany, registered in the commercial register of the District Court (Amtsgericht) of Kleve under commercial registration No. HRB 6339, being a 100% ownership interest, free and clear of all liens, charges and encumbrances, and Transferee DOES HEREBY accept such assignment.

1.	The Transferor hereby represents to the Transferee that the Transferor has all necessary authority to execute this Agreement and Deed of Transfer.

2.	The Transferee hereby represents to the Transferor that the Transferee has all necessary authority to execute this Agreement and Deed of Transfer.

3.	The Transferee and the Transferor agree to enter into any other documents and take such further actions as shall be necessary to give effect to this Agreement and Deed of Transfer.

4.

Notwithstanding execution of this document and the transfer of the ownership of VITAVEA AG, the representations of the Transferee and the Transferor made in the agreement among the Transferee, the Transferor, VITAVEA AG, Peter J. Hoyle and Lina Zhou dated for reference as of the 31st day of July, 2006, shall survive this transfer of interest and remain in force and effect.

5.	This Agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

WKB BETEILIGUNGSGESELLSCHAFT MBH	GA COMPUTER SCIENCES INC.

Per: _____________________________________	Per: _____________________________________
Roger Liere, Managing Director	Peter Hoyle, President and Director

SCHEDULE "K"

to that Share Purchase Agreement
dated for reference as of the 31st day of July, 2006

LOANS AND OTHER INDEBTEDNESS OWED TO THE COMPANY

1.	Indebtedness of Birka Marckoff to the Company in the principal amount of EUR 60,000.